EXHIBIT 10.26


[LOGO]

                                PROMISSORY NOTE

Customer No. 5500003334
$200,000.00                                               Date: NOVEMBER 5, 1997
                                                     Maturity Date: DEMAND, 19__

[X] IF CHECKED, THIS NOTE IS A MASTER             [ ] IF CHECKED, THIS NOTE IS A
     NOTE (See Section 5)                              RENEWAL

     FOR VALUE RECEIVED, the undersigned ("Borrower") promise(s) to pay to the order of CAPITAL BANK, a Florida banking corporation ("Bank"), at the office of Bank at 1221 Brickell Avenue, Miami, Florida 33131, or at such other place or places as the holder of this Note from time to time may designate in writing, the principal sum of TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($200,000.00) in lawful money of the United States (the "Loan"), together with interest in like lawful money from the date funds are advanced under this Note at the applicable annual rate set forth below, to be computed on the basis of the actual number of days elapsed and a year of 360 days. Borrower and all endorsers, sureties, guarantors and any other persons liable or to become liable with respect to the Loan are each included in the term "Obligor" as used in this Note.

     1. PAYMENTS. Borrower shall pay the interest and principal of this Note as follows:

     (A) PRINCIPAL: DUE AND PAYABLE ON DEMAND

     (B) INTEREST: DUE AND PAYABLE MONTHLY COMMENCING DECEMBER 5, 1997


     Borrower shall pay all amounts owing under this Note in full when due without set-off, counterclaim, deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a day on which Bank is open for business (a "Business Day"), then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly. Any payment received by bank after 2:00 p.m. shall not be credited against the indebtedness under this Note until at least the next succeeding Business Day.

     2. INTEREST RATE. the unpaid principal balance of the Loan shall bear interest at:

     [X] A floating rate of interest equal to ONE AND 50/100 percent (1.50%) over the Wall Street Journal Prime Rate per annum, subject to provisions of
Section 4 of this Note, with the floating interest rate under this Note to be adjusted on the first day of each month. (Prime Rate shall mean, at any time, the rate of interest quoted in the Wall Street Journal, Money Rates Section as the "Prime Rate" (currently defined as the base rate on corporate loans posted by at least 75% of the nation's thirty (30) largest banks), with the Prime Rate in effect on the first day of a month being applicable to the entire month. In the event that the Wall Street Journal quotes more than one rate, or a range of rates as the Prime Rate, then the Prime Rate shall mean the average of the quoted rates. In the event that the Wall Street Journal ceases to publish a Prime Rate, then the Prime Rate shall be the average of the three largest U.S. money center commercial banks, as determined by Bank); or

     [ ] A fixed interest rate of ____________________________ percent
(____________%) per annum.

     3. SECURITY INTERST. As security for the payment of this Note, and any renewals, extensions or modifications hereof, and any other liablilities, indebtedness or obligations of Borrower to Bank, however or whenever created, Borrower hereby grants to Bank a security interest in any and all collateral pledged to the Bank as set forth below and any and all other collateral now or hereafter pledged to the Bank pursuant to a security agreement which provides for such security interest: ALL INVENTORY, ACCOUNTS, CONTRACT RIGHTS, GENERAL INTANGIBLES, FURNITURE, FIXTURES, LEASEHOLD IMPROVEMENTS AND EQUIPMENT, WHEREVER SITUATED, NOW OWNED BY THE BORROWER OR HEREAFTER ACQUIRED, TOGETHER WITH THE PROCEEDS OF THE ABOVE DESCRIBED COLLATERAL AS SECURITY FOR PRESENT AND FUTURE ADVANCES.

including all proceeds and products thereof and rights in connection therewith.

     Whether or not specific property is described above, as additional security for the payment of this Note, any renewals, extensions or modifications thereof, and any other liabilities of Borrower to Bank, however or whenever created, Borrower hereby pledges, assigns and grants to Bank, a security interest in and lien on any and all property of Borrower of every kind (whether tangible or intangible) now or hereafter delivered to or left in or coming into the actual or constructive possession, control or custody of Bank, whether expressly as collateral security or for any other purpose (including cash, deposits, accounts, bills, checks, drafts, collections, balances, notes, stocks, dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property), and property described in collateral receipts or other documents signed or furnished by Borrower, and any and all replacements of any of the foregoing, whether or not in the possession of Bank. All such property and all other property securing Borrower's liabilities to Bank will hereinafter be referred to as the "Collateral". The Collateral shall also serve as security for all other liablities (primary, secondary, direct, contingent, sole, joint or several), due or to become due or which may be hereafter contracted or acquired, of each Obligor (as defined above) to Bank, whether such liablities arise in the ordinary course of business or not. It is expressly agreed that if the Collateral or a portion thereof is real estate, all covenants, conditions and agreements contained in the mortgage are hereby made a part of this Note and a default thereunder is a default under this Note. It is further agreed that if a separate security agreement is executed by any Obligor, all covenants, conditions and agreements contained in the security agreement are made a part of this Note to the extent that the terms of the security agreement are consistent with the terms of this Note and a default thereunder is a default under this Note. Bank may continue to hold any Collateral after the payment of this Note, if at the time of the payment and discharge hereof, Borrower or any Obligor shall be then directly or contingently liable to Bank, as borrower, endorser, surety or guarantor of any other note, draft, bill of exchange, or other instrument, or otherwise, and Bank may thereafter exercise the rights with respect to the Collateral granted herein even though this Note shall have been surrendered to Borrower. Any married person who signs this Note hereby expressly agrees that recourse may be had against his or her separate property for any obligation secured by the Collateral under this Note.

         (a) Additions to, releases, reductions or exchanges of, or substitutions for the Collateral, payments on account of the Loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or liabilities of any Obligor hereto. Bank shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral, nor for informing the undersigned with respect to any thereof. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Borrower shall take all necessary steps for such purposes. Bank or its nominee need not collect dividends or interest on or principal of any Collateral or give any notice with respect to it.

         (b) Bank shall have, without limitation, the following rights, each of which may be exercised at Bank's sole discretion at any time whether or not this
Note is due: (i) to pledge, assign, sell, transfer or otherwise dispose of this Note and the Collateral, whereupon Bank shall be relieved of all duties and responsibilities and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of Bank hereunder and have all the rights of Bank hereunder; (ii) to transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) to notify the Obligors on any Collateral to make payment to Bank of any amounts due or to become due on any Collateral and hold same as additional Collateral and upon an occurrence of an Event of Default (as defined in Section 6 of this Note) apply it to the principal or interest hereon or to any liabilities secured hereby; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with respect to the Collateral; and (v) to take possession or control of any proceeds of the Collateral.

     4. MAXIMUM INTEREST RATE. In no event shall any agreed or actual exaction charged, reserved or taken as an advance or forbearance by Bank as consideration for the Loan exceed the limits (if any) imposed or provided by the law applicable from time to time to the Loan for the use or detention of money or for forbearance in seeking its collection, and Bank hereby waives any right to demand such excess. If the floating rate of interest based on the Prime Rate (as set forth in Section 2 of this Note) should increase such maximum interest rate permitted by applicable law (if any), then notwithstanding any contrary provision in this Note or any other Loan Document (as defined in Section 6 of this Note) and without necessity of further agreement or notice by Bank or any Obligor, the unpaid pricipal balance of the Loan, shall thereupon bear interest at such maximum lawful rate. If the floating interest rate should thereafter decrease below such maximum lawful rate, the Loan shall neverthless continue to bear interest at such maximum lawful rate until Bank receives the full amount of interest delayed by application of such maximum lawful rate under this paragraph, at which time the Loan shall once again bear interest at the then applicable floating interest rate under Section
2. In the event that the interest provisions of this Note or any exactions provided for in this Note or any other Loan Document (as defined in Section 6 of this Note) shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Bank in excess of those lawfully collectible as interest shall be applied against the principal of the Loan immediately upon Bank's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Bank had agreed to accept such extra payments(s) as a premium-free prepayment or prepayments. During any time that the Loan bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year. Pursuant to Florida Statutes, Section 687.12, the interest rate charged is authorized by Florida Statutes, Chapter 665.

     5. MASTER NOTE. If this Note is a Master Note, Borrower is extended a non-binding, discretionary line of credit up to but not to exceed the amount shown herein. Bank, in its sole descretion, may make advances pursuant to this Note from time to time and it is therefore contemplated that the outstanding balance may fluctuate accordingly. Nothing herein shall be construed as a warranty or representation by Bank that it will at any time make advances to Borrower. Any request for an advance under this Note shall be subject to review and approval by Bank. Borrower hereby agrees to pay any additional fees imposed by the State of Florida including additional documentary stamp tax or intangible tax when advances are made under the line of credit or upon any renewals thereof.

     6. EVENTS OF DEFAULT. The entire unpaid principle balance of the Loan, together with all unpaid interest accrued thereon and all other sums owing under this Note or any other instrument or document executed by any Obligor in connection with the Loan (this Note and all such instruments and documents, including, without limitation, any guaranties, agreements, undertakings, contracts, mortgages, security agreements, assignments and other documents executed to secure the Loan being referred to in this Note as the "Loan Documents"), shall at the option of Bank become immediately due and payable without notice or demand upon the occurrance of any one or more of the following events ("Events of Default"), regardless of the cause thereof and whether within or beyond the control of any Obligor: (a) the failure of any Obligor to pay any sum when due under this Note, or the failure of any Obligor to pay any other sum when due under any other Loan Document (and the expiration of any applicable grace period provided in such Loan Document for that payment); (b) the failure of any Obligor to observe or perform any covenant or agreement in any Loan Document, or the occurrence of any other default (whether concerned with the payment of money or otherwise) under any Loan Document, and the expiration of any applicable grace period provided in such Loan Document for the cure of that failure or default; (c) if any representative, warranty, affidavit, certificate or statement made or delivered to Bank by any Obligor or on any Obligor's behalf from time to time in connection with the Loan shall be deemed by Bank to be false, incorrect or misleading; (d) the death or mental or physical incapacity of any Obligor who is a natural person, or the dissolution or merger or consolidation or termination of existence of any other Obligor, or the failure or cessation or liquidation of the business of any Obligor, or a material change in the business of any Obligor, or if the person(s) controlling any Obligor which is a business entity shall take any action authorizing or leading to the same; (e) if any Obligor shall default in the payment of any indebtedness for borrowed money (whether direct or contingent or whether matured or accelarated) to Bank or to any person whomsoever, including, without limitation, any affiliate or subsidiary of Bank, or if any Obligor shall become insolvent or unable to pay such Obligor's debts as they become due; (f) the anticipatory repudiation by any Obligor of that Obligor's obligations under the Loan Documents, or any declaration by any Obligor of intention not to perform any such obligations as and when the same become due; (g) the disposition, sale, transfer or exchange of all or a substantial part of any Obligor's assets, or the entry of any judgement against any Obligor, or the issuance of any levy, attachment, charging order, garnishment or other process against any property of any Obligor or the filing of any lien against any such property (and the expiration of any grace period provided in any Loan Document for the discharge of such lien); (h) if any Obligor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver, intervenor or trustee for such Obligor or a substantial part of such Obligor's assets, or if any Obligor shall commence any proceeding under any bankruptcy, arrangement, readjustment or debt, dissolution or liquidation under any law or statute of any jurisdiction, whether now or hereinafter in effect, or if any such petition or application shall have been filed or proceeding commenced against any Obligor, or if any such custodian, receiver, intervenor or trustee shall have been appointed; (i) if any Obligor shall have concealed, transferred, removed or permitted to be concealed or transferred or removed, any part of such Obligor's property with intent to hinder, delay or defraud any such Obligor's creditors, or if any Obligor shall have made or suffered a transfer of any such obligor's properties which may be invalid under any bankruptcy, fraudulent conveyance, preference or similiar law, or if any Obligor shall have made any transfer of such Obligor's properties to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; (j) the failure to obtain any permit, license, approval or consent from, or to make any filing with, any federal, state or municipal governmental authority (or the lapse or revocation of rescission thereof once obtained or made) which is necessary in connection with the execution or delivery of any Loan Document, the making of the Loan, the performance of any Obligor's obligations under any Loan Document, or the enforcement of any Loan Document; (k) if it shall become unlawful for Bank to extend credit to Borrower, or to maintain any credit so extended, or for any Obligor the performance of any of such Obligor's obligations under any Loan
Document: (l) if any governmental authority (or any person acting or purporting to act under government authority) shall take any action to condemn, assume custody or control of, seize or appropriate all or any part of Obligor's property in which the value taken is equal to or greater than ten percent (10%) of the fair market value of the property, or displace the management of such Obligor's business; (m) in the case of any Obligor then residing or located in any jurisdiction outside the United States, if such jurisdiction shall impose any moratorium or suspension on the repayment of its foreign indebtedness or any substantial portion thereof, or if such jurisdiction shall declare that it is not liable or responsible for or will not honor of its foreign indebtedness or any substantial portion thereof; (n) the failure of any Obligor, after request by Bank, to furnish financial information or additional financial information or to permit examination and inspection of the Collateral and/or of Obligor's books and records; (o) in the case of any Obligor that is a corporation, the payment of any dividends, or the distribution of earnings, by such Obligor to its stockholders without the prior written consent of Bank; (p) the further granting by any Obligor of a security interest in any of the Collateral without the prior written consent of Bank; (q) the failure to do all things necessary to preserve and maintain the value and collectibility of the Collateral, including, but not limited to, the payment of taxes and premiums on policies of insurance on the due date without benefit of the grace period; or (r) if at any time Bank deems itself insecure for any reason whatsoever (notwithstanding any grace period in any Loan Document), or if any change or event shall occur which in Bank's exclusive judgment impairs any security for the Loan, increases Bank's risk in connection with the Loan, or indicates that any Obligor may be unable to perform such Obligor's obligations under any Loan Document.

     7. LATE PENALTY AND DEFAULT RATE OF INTEREST. Borrower shall pay Bank a late charge of five percent (5%) of any payment not received by Bank within fifteen (15) days of its due date; provided, however, if said fifteen (15) day period ends on a day other than a Business Day, then the aforedescribed late charge shall be payable if the payment is not received by the last Business Day within said fifteen (15) day period. At Bank's sole option the entire unpaid principal balance of the Loan and any other sums owing under any Loan Document shall bear interest until paid at an augmented annual rate (the "Default Rate") from and after the occurrence and during the continuation of any Event of Default, regardless of whether Bank also elects accelerate the maturity of the Loan; provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate or the rate prescribed by applicable law for judgments. At Bank's sole option, all interest which accrues at the Default Rate shall be due and payable on Bank's demand from time to time, but absent such demand shall be due and payable on the regularly scheduled dates for interest payments under this Note. The Default Rate shall equal the lesser of (i) twenty-five percent (25%) per annum or (ii) the maximum interest rate permitted by applicable law, if any.

     8. RIGHTS AND REMEDIES OF BANK. Bank shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note or any other Loan Document, all of which shall be cumulative and may be exercised successively or concurrently. Upon the occurrence and during the continuation of any Event of Default, Bank, at its option, may at any time declare any or all other liablilities of any Obligor to Bank immediately due and payable (notwithstanding any contrary provisions thereof) without demand or notice of any kind. In addition,

Bank shall have the right to set off any and all sums owed to any Obligor by Bank in any capacity (whether or not then due) against the Loan and/or against any other liabilities of any Obligor to Bank. Bank's delay in exercising or failure to exercise any rights or remedies to which Bank may be entitled if any Event of Default occurs shall not constitute a waiver of any rightrs or remedies of Bank with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Bank preclude any other or future exercise of that or any other right or remedy. No waiver of any right or remedy by Bank shall be effective unless made in writing and signed by Bank nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

9. WAIVER AND CONSENT. The Obligors hereby severally: (a) waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold any Obligor liable with respect to the Loan; (b) waive any right to immunity from any such action or proceeding and waive any immunity or exemption or any property, wherever located, from garnishment, levy, execution, siezure or attachment prior to or in execution of judgment, or sale under execution of other process for the collection of debts; (c) waive any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding, and waive (to the extent lawfully waivable) all provisions and requirements of law for the benefit of any Obligor now or hereafter in force; (d)submit to the jurisdiction of the state and federal courts in the State of Florida for purposes of any such action or proceeding (e) agree that the venue of any such action or proceeding may be laid in Dade County (in addition to any county in which any collateral for the Loan is located) and waive any claim that the same is an inconvenient forum; and (f) stipulate that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in Bank's records for the Obligor(s) so served and that any process so served shall be effective ten (10) days after mailing. No provision of this Note shall limit Bank's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction. The Obligors hereby severally consent and agree that, at any time and from time to time without notice, (i) Bank and the owner(s) of any Collateral then securing the Loan may agree to release, increase, change, substitute or exchange all or any part of such Collateral, and (ii) Bank and any person(s) then primarily liable for the Loan may agree to renew, extent or compromise the Loan in whole or in part or to modify the terms of the Loan in any respect whatsoever, no such release, increase, change, substitution, exchange, renewal extension, compromise or modification shall release or affect in any way the liability of any Obligor, and the Obligors hereby severally waive any and all defenses and claims whatsoever based thereon. Until Bank receives all sums due under this Note and all other Loan Documents in immediately available funds, no Obligor shall be released from liability with respect to the Loan unless Bank expressly releases such Obligor in a writing signed by Bank, and Bank's release of any Obligor(s) shall not release any other person liable with respect to the Loan.

     10. COSTS, INDEMNITIES AND EXPENSES. The Obligors jointly and severally agree to pay all filing fees and similar charges and all costs incurred by Bank in collecting or securing or attempting to collect or secure the Loan and such right shall extend beyond the entry of a Final Judgment including attorneys' fees, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings. Such entitlement or attorneys' fees shall not merge with the entry of a Final Judgment and shall constitute post-judgment unless and/or until any and all indebtedness due Bank is fully satisfied. The Obligors jointly and severally agree to pay any documentary stamp taxes, intangible taxes or other taxes (except for federal or Florida franchise or income taxes based on Bank's net income) which may now or hereafter apply to this Note or the Loan or any security therefor, and the Obligors jointly and severally agree to indemnify and hold Bank harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. The Obligors jointly and severally agree to pay on demand, and to indemnify and hold Bank harmless from and against, any and all present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with the Loan by the laws or government authorities of any jurisdiction other than the State of Florida or the United States of America, and all payments to Bank under this Note shall be made free and clear thereof and without deduction therefor. Notwithstanding the existence of Florida Statute 57.105(2) or any statute of a like or similar nature, each Borrower and/or Obligor hereby waives any right to any attorneys' fees thereunder and each Borrower and/or Obligor agrees that the Bank exclusively shall be entitled to indemnification and recovery of any and all attorneys' fees in respect of any litigation based hereon, or arising out of, or related hereto whether, under or in connection with this Note and/or any agreement contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party.

     11. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with the laws of the State of Florida, except that federal law shall govern to the extent that it may permit Bank to charge, from time to time, interest on the Loan at a rate higher than may be permissible under applicable Florida law.

     12. INVALIDITY. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceablity without invalidating the remaining provisions hereof or affecting the validity or enforceablity of such provision in any other jurisdiction. To the extent that the Obligors may lawfully waive any law that would otherwise invalidate any provision of this Note, each of them hereby waives the same, to the end that this Note shall be valid and binding and enforceable against each of them in accordance with all of its terms.

     13. INTERPRETATION. If this Note is signed by more than one person, then the term "Borrower" as used in this Note shall refer to all such persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Note are made by and shall be binding upon each and every undersigned person, jointly and severally. The term "Bank" shall be deemed to include any subsequent holder(s) of this Note. As used in Section 3 and 8 of this Note, the term "Bank" shall also be deemed to include under each affiliate and subsidiary of Bank. Each affiliate and subsidiary of Bank shall have the same rights and remedies granted to Bank under Section 3 and 8 of this Note. Whenever used in this Note, the term "person" means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation. The "Prime Rate" is a base reference rate of interest adopted by Bank as a general benchmark from which Bank determines the floating interest rates chargeable on various loans to borrowers with varying degrees of creditworthiness, and Borrower acknowledges and agrees that Bank has made no representations whatsoever that the "Prime Rate" is the interest rate actually offered by Bank to borrowers of any particular creditworthiness.

     14. MISCELLANEOUS. Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. Bank shall have the right unilaterally to correct patent errors or omissions in this Note or any other Loan Document. This Note may be prepaid in whole or in part at any time without penalty. Except as otherwise required by law or by the provisions of this Note or any other Loan Document, payments received by Bank hereunder shall be applied first against expenses and indemnities, next against interest accrued on the Loan, and next in reduction of the outstanding principal balance of the Loan, except that during the continuance of any Event of Default. Bank may apply such payments in any order of priority determined by Bank in its exclusive judgment. Borrower shall receive immediate credit on payments only if made in the form of either a federal wire transfer or cleared funds or a check drawn on an account maintained with Bank containing sufficient available funds. Otherwise, Borrower shall receive credit on payments after clearance, which shall be no sooner than the first Business Day after receipt of payment by Bank. For purposes of determining interest accruing under this Note, principal shall be deemed outstanding on the date payment is credited by Bank. If any payment required to be made pursuant to the Note is not received on the due date, Bank shall have the right, at its election, to charge any of Borrower's accounts at Bank with the amount of such payment. Except as otherwise required by the provisions of this Note or any other Loan Document, any notice required to be given to any Obligor shall be deemed sufficient if made personally or if mailed, postage prepaid, to such Obligor's address as it appears in this Note (or, if none appears, to any address for such Obligor then registered in Bank's records). Bank may grant participations in all or any portion of, and may assign all or any part of Bank's rights under this Note. Bank may disclose to any such participant or assignee any and all information held by or known to Bank at any time with respect to any Obligor. Borrower shall furnish Bank such financial information of Borrower as Bank may from time to time request and shall permit Bank to inspect its books and records. All of the terms of this Note shall inure to the benefit of Bank and its successors and assigns and shall be binding upon each and every of the Obligors and their respective heirs, executors, administrators, personal representatives, successors and assigns, jointly and severally.

     15. WAIVER OF JURY TRIAL. BANK AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

     The Obligors have subscribed their names to the respective Loans Documents (as defined in Section 6 of this Note) without condition that anyone else should sign the same or become bound thereunder, and without any other condition whatsoever. The failure of any witness to sign as witness or the failure of this Note to be notarized shall not affect the validity of this Note. This
Note is signed, sealed and delivered as of the date first written above.

WITNESS:                           BORROWER: GALACTICOMM TECHNOLOGIES, INC.
                                             A FLORIDA CORPORATION


/s/ ILLEGIBLE                      BY: /s/ PETER BERG
--------------------               ---------------------------------
                                       PETER BERG, C.E.O./SECRETARY

--------------------               ---------------------------------

                                   ADDRESS: 4101 SW 47TH AVENUE, SUITE 101
                                            FORT LAUDERDALE, FL 33314



BROWARD COUNTY  )
---------------
                )SS:
FLORIDA
--------------- )

     The foregoing instrument was acknowledged before me this 9th day of JANUARY, 1998 by PETER BERG as C.E.O/SECRETARY of GALACTICOMM TECH., a Florida corporation, on behalf of the corporation. He [X] is personally known to me or [ ] produced ________________________________, as identification.


                                    /s/ MICHAEL JOSEPH HUNT
                                    --------------------------------
                                    Notary Public
                                    Print Name: MICHAEL JOSEPH HUNT
                                               ---------------------
                                    Commission Number: cc 55 75 71
                                                      --------------

My Commission Expires: MAY 27, 2000          [NOTARIAL SEAL]


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